EXECUTIVE SUMMARY
THIRD PARTY DUE DILIGENCE REVIEW

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on mortgage loans on behalf of their client mello Credit Strategies LLC. The review included a total of 436 mortgage loans, in connection with the securitization identified as MMCA 2024-SD1 (the “Securitization”).  The Review was conducted from January 2024 through March 2024 on mortgage loans originated between March 2015 and December 2023.

Consolidated Analytics conducted the following due diligence reviews: (1) Credit, Compliance, Valuations, and Data Integrity reviews were performed on all loans within the population; (2) Payment History and Servicing Comment reviews for an approximate 24-month period, or as of the respective origination date if less than 24 months seasoned, were performed on 129 loans. (3) A Modification review was performed on 37 mortgage loans.

Consolidated Analytics ordered the following additional products on behalf of the client. (1) Tax and Title reports were ordered on 436 Mortgage Loans to confirm the appropriate lien was recorded in the correct amount and lien position and to identify other outstanding liens, the position of those liens, and delinquent taxes. A title search could not be completed on one (1) mortgage loan. (2) Refreshed FICO scores were ordered on all loans within the population. (3) Broker Price Option (BPO) reports were ordered on 219 Mortgage loans seasoned 24 months or greater at the time of review. All BPO orders were performed by Consolidated Analytics.

Consolidated Analytics did not perform an independent review of the Tax and Title Reports or the refreshed FICO score data.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment

•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
e.
Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:

o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.
Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;
ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

 Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  In relation to cash out refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds for business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.  The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure

h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
iv.	Confirm a full three (3) day rescission period was provided to the borrower

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.  Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Payment History Review

For all loans with a reported delinquency in the last 24-month period, Consolidated Analytics compared 24-month payment histories for certain Mortgage Loans to the 24-month payment histories provided by the Sponsor.  Following such review and any changes required to the Sponsor’s payment strings as determined by the Payment History Review, the Sponsor’s payment strings were used to prepare certain statistical information regarding the Mortgage Loans in this term sheet.

Servicing Comment Review

For all loans with a reported delinquency in the last 24-month period, Consolidated Analytics reviewed borrower communication, collection efforts, non-sufficient fund and late notices for evidence of mortgage delinquency and for indicators of potential for future delinquency for certain Mortgage Loans.  In addition, Consolidated Analytics reviewed distressed property conditions, occupancy issues, origination misrepresentations and attempted to determine the reason for a Mortgage Loan’s underperformance and to identify clues regarding the potential risk for the Mortgage Loan and its ability to re-perform in the future.  Following such review, 54 Mortgage Loans were determined to be performing, one (1) Mortgage Loan was determined to be subject to bankruptcy proceedings and 74 Mortgage Loans were determined to be subject to collections efforts.

Modification Review

For all Mortgage Loans that were previously modified, Consolidated Analytics reviewed the most recent modification and extension terms as provided by the Sponsor and performed a data integrity review of the servicer data in the data tape against the modification source documents. No Mortgage Loans were excluded from the final collateral pool based on the Diligence Provider's modification review.

Valuation Review

 Consolidated Analytics performed a “Valuation Review,” which included the following:

a.
Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.
Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance.  In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (436 loans in total):

Seven (7) loans had a Secondary Appraisal, ninety-three (93) loans had an AVM, fifty-three (53) loans had a BPO and forty (40) loans had Desktop Reviews. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were forty (40) occurrences of this.

Forty (40) Desktop Reviews were ordered, and one (1) BPO, all of which supported value.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the four hundred thirty-six (436) mortgage loans reviewed, four hundred thirty-six (436) unique mortgage loans (100.00% by loan count) had a total of one thousand two hundred-nine (1209) discrepancies across nineteen (19) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Original PITI Payment	434	35.90%
Originator DTI	412	34.08%
B1 Employment Indicator	258	21.34%
Loan Type	30	2.48%
Property Address	13	1.08%
Lender Doc Type	10	0.83%
Original CLTV	10	0.83%
Original LTV	9	0.74%
UW FICO Utilized	8	0.66%
Original Collateral Value	8	0.66%
Original PI Payment	4	0.33%
Number Units	4	0.33%
Property Zip	2	0.17%
Sales Price	2	0.17%
Property City	1	0.08%
Loan Purpose	1	0.08%
MERS Number	1	0.08%
CoBorrower Last Name	1	0.08%
Original Loan Amount	1	0.08%
Grand Total	1209	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	1	$308,000.00	0.23%
Event Grade B	6	$2,393,734.00	1.38%
Event Grade C	318	$115,346,226.00	72.94%
Event Grade D	111	$37,321,087.00	25.46%
Total Sample	436	$155,369,047.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	42	9.63%
Event Grade B	0	0%
Event Grade C	309	70.87%
Event Grade D	85	19.50%
Total Sample	436	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	296	67.89%
Event Grade B	130	29.82%
Event Grade C	7	1.61%
Event Grade D	3	0.69%
Total Sample	436	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	337	77.29%
Event Grade B	53	12.16%

Event Grade C	20	4.59%
Event Grade D	26	5.96%
Total Sample	436	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	DTI Exceeds AUS Maximum Allowable	19
		Borrower Employment Verification does not meet guidelines	18
		Borrower Liabilities Verification Indicator is Partial	15
		Borrower Income Verification does not match Approval	13
		Hazard Insurance Coverage is Not Sufficient.	11
		Asset Documents are Incomplete	8
		FHA For Your Protection Disclosure missing	6
		Insufficient cash to close.	6
		CLTV Exceeds the AUS Maximum Allowable	6
		Fraud Report Shows Uncleared Alerts	5
		Fraud Report Missing	5
		AUS is Partial	5
		Borrower Income Verification is less than 12 months	5
		CoBorrower Employment Verification does not meet guidelines	4
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	4
		LTV Exceeds AUS Maximum Allowable	4
		Transmittal Summary is Partial	3
		AUS is Missing	3
		CoBorrower Income Verification does not match Approval	3
		Interested Party Contribution – Exceeds Guidelines	2
		Hazard Insurance Indicator is Partial	2
		Flood Certificate is Partial	2
		Borrower Credit Report is Missing	2
		FHA DE Statement of Appraised Value is missing.	2
		Borrower 2 Income Verification is less than 12 months	2

	Borrower Employment Verification Level is missing	2
	Fully Executed Purchase Contract is Missing	2
	FHA Appraisal Logging not in file	2
	Condo Approval Missing	2
	Final Loan Application is Missing	2
	Mortgage Insurance Certificate is Missing	1
	SCIF Form Missing	1
	Note Document Indicator is Unsigned	1
	Flood Insurance Policy is Partial	1
	Underwriting LTV exceeds Guideline Maximum Allowable	1
	CoBorrower Liabilities Verified Indicator is Partial	1
	No Credit Findings – Defect Cleared/Invalidated	1
	Borrower Three Employment Verification does not match Approval	1
	Pending HUD Compare Review	1
	Borrower Three Liabilities Verified Indicator is Partial	1
	Final Loan Application is Partial	1
	HAZARD INSURANCE CERTIFICATE MISSING	1
	All Interested Parties Not Checked against Exclusionary Lists	1
	Borrower Credit Report Indicator is Partial	1
	Mortgage Insurance Certification is Partial	1
	Hazard Insurance Effective Date is after the Note Date	1
	Note Document Indicator is Partial	1
	Appraisal date is greater than 120 days from Origination date.	1
	Note is not executed by all borrowers	1
	Housing history does not meet guidelines	1
	Qualifying DTI exceeds Guideline Maximum Allowable	1
	Initial Credit Application is Partial	1
	Transmittal Summary is Missing	1
	CoBorrower Employment Verification Level is Missing	1
	Underwriting CLTV exceeds Guideline Maximum Allowable	1
	FHA Informed Consumer Choice Disclosure Missing	1
	Borrower Four Employment Verification does not match Approval	1
	FICO is less than the AUS Minimum Required	1
	Total Credit Grade (A) Exceptions:	193
C	No Credit Findings – Defect Validated	207
	DTI Exceeds AUS Maximum Allowable	109
	Borrower Income Verification does not match Approval	48
	Borrower Employment Verification does not meet guidelines	21
	Insufficient cash to close.	14
	Asset Documents are Incomplete	11

		CLTV Exceeds the AUS Maximum Allowable	10
		LTV Exceeds AUS Maximum Allowable	8
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	6
		Housing history does not meet guidelines	6
		CoBorrower Employment Verification does not meet guidelines	5
		Appraisal date is greater than 120 days from Origination date.	5
		CoBorrower Income Verification does not match Approval	4
		Profit and Loss Does Not Meet Guidelines	4
		Interested Party Contribution – Exceeds Guidelines	4
		Borrower residency documentation not provided or issue with documentation	3
		Occupancy Status	3
		FICO is less than the AUS Minimum Required	2
		Borrower Income Verification is less than 12 months	2
		Percentage of Downpayment from Borrower Own Funds is Zero	2
		Manual Underwrite is Missing	1
		Borrower Three Income Verification does not match Approval	1
		Flood Certificate is Partial	1
		Title Policy is Missing	1
		Borrower Transcripts are missing	1
		Title Policy is Partial	1
		CoBorrower Income Verification is Missing	1
		FHA Appraisal Logging not in file	1
		Balance Sheet Does Not Meet Guidelines	1
		FHA Addendum to URLA (92900) is missing.	1
		Total Credit Grade (C) Exceptions:	484
	D	Borrower Liabilities Verification Indicator is Partial	36
		AUS is Partial	32
		Transmittal Summary is Partial	15
		Note Document Indicator is Partial	5
		Mortgage Insurance Certification is Partial	3
		Fully Executed Purchase Contract is Partial	3
		CoBorrower Liabilities Verified Indicator is Partial	2
		Final Loan Application is Missing	1
		Transmittal Summary is Missing	1
		Initial Credit Application is Partial	1
		Fraud Report is Only Partially Available	1
		Fraud Report Missing	1
		Total Credit Grade (D) Exceptions:	101
Compliance	A	Intent to Proceed is Missing	11
		Charges That Cannot Increase Test	10

Affiliated Business Disclosure is Missing	7
Initial Closing Disclosure Delivery Date Test	6
Reimbursement Amount Validation Test	4
Qualified Mortgage Lending Policy Points and Fees Test	4
Home loan Toolkit is Missing	4
Consummation or Reimbursement Date Validation Test	3
Lender Credits That Cannot Decrease Test	3
VA Certificate of Eligibility is Missing	3
Right to Cancel is Missing	2
TX Constitution A6 Required Fees Test	2
Reimbursement Amount Test	2
Charges That In Total Cannot Increase More Than 10% Test	2
RESPA Homeownership Counseling Organizations Disclosure Date Test	2
Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	1
Qualified Mortgage Points and Fees Finding (12 CFR §1026.43(e)(3))	1
High-Cost Mortgage Financing of Points and Fees Test	1
Homeownership Counseling Disclosure is Missing	1
Higher-Priced Mortgage Loan Right to Receive Appraisal Disclosure Was Not Provided Within 3 Days (12 CFR 1026.35(c)(5))	1
High-Cost Mortgage Timing of Disclosure Test	1
High-Cost Mortgage Late Fee Test	1
Qualified Mortgage Safe Harbor Threshold	1
Higher-Priced Mortgage Loan	1
Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	1
Higher-Priced Mortgage Loan Full Appraisal Not Provided (12 CFR 1026.35(c)(3))	1
Informed Consumer Choice Notice was not provided within 3 days of loan application	1
Tex. Const. art. XVI § 50(f)(2) - Texas F2 Notice for Non Home Equity was not provided	1
High-Cost Mortgage Points and Fees Threshold Test	1
Security Instrument Indicator is Partial	1
High-Cost Mortgage Pre-Loan Counseling Date Test	1
TRID Post-Consummation Event Validation Test	1
No Compliance Findings Identified	1
O.C.G.A. § 7-6a-2(12)(G)(ii) - Attorney Preference Right to Choose Attorney disclosure was not provided	1
Initial Escrow Account Disclosure is Missing	1
Initial Escrow Account Disclosure is Partial	1

	Total Compliance Grade (A) Exceptions:	87
B	Charges That Cannot Increase Test	47
	Affiliated Business Disclosure is Missing	34
	Higher-Priced Mortgage Loan	31
	Charges That In Total Cannot Increase More Than 10% Test	27
	Lender Credits That Cannot Decrease Test	15
	Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	5
	CHARM Booklet is Missing	4
	Initial Loan Estimate Delivery Date Test (from application)	2
	Initial Closing Disclosure Delivery Date Test	2
	Home loan Toolkit is Missing	1
	Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
	Reimbursement Date Test	1
	HUD Settlement Statement is Missing	1
	TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
	Evidence of Rate Lock Not Provided	1
	Qualified Mortgage Safe Harbor Threshold	1
	ARM Disclosure is Missing	1
	RESPA Homeownership Counseling Organizations Disclosure Date Test	1
	Intent to Proceed is Missing	1
	TILA Finance Charge Test	1
	Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	1
	TILA Right of Rescission Test	1
	Loan Origination Fee Test	1
	Higher-Priced Mortgage Loan Test	1
	Total Compliance Grade (B) Exceptions:	182
C	Informed Consumer Choice Notice was not provided within 3 days of loan application	1
	The file does not contain any copies of the Loan Estimate(s). Unable to test for TRID tolerance.	1
	The file does not contain any copies of the Closing Disclosure(s). Unable to test for TRID tolerance.	1
	Originator NMLS is Not Active	1
	VA Certificate of Eligibility is Missing	1
	RESPA Homeownership Counseling Organizations Disclosure Date Test	1
	The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
	Total Compliance Grade (C) Exceptions:	7
D	Security Instrument Indicator is Partial	3
	Total Compliance Grade (D) Exceptions:	3

Valuations	A	Third Party Valuation Product not Provided	316
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	47
		Third party AVM Confidence Score is less than 90%	44
		Third Party AVM to appraised value exceeds 10% allowable variance	27
		Origination Appraisal is Partial	10
		Is Completion Certificate in file is No	5
		Origination Appraisal is Missing	3
		Third Party Desk Review variance to appraised value exceeds 10%	3
		Post FEMA Disaster Property Inspection Shows Property Damage	3
		Property Inspection Waiver Used at Origination	2
		Was lowest appraised value used to qualify is No	1
		Title Issues Present	1
		Appraiser's License was Inactive at time of origination	1
		Escrow Holdback Listed on Closing Statement	1
		Total Property Grade (A) Exceptions:	464
	B	Property Inspection Waiver Used at Origination	55
		Reasonable Comps Indicator is No	1
		Total Property Grade (B) Exceptions:	56
	C	No Property Findings – Defect Validated	4
		Reasonable Comps Indicator is No	3
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	3
		Title Issues Present	2
		Third Party Valuation Product not Provided	2
		The appraisal was completed "Subject To" and the Completion Certificate in file is incomplete.	1
		Escrow Holdback Listed on Closing Statement	1
		Is Completion Certificate in file is No	1
		Appraisal guideline violation	1
		Was lowest appraised value used to qualify is No	1
		Are all required Addendum and Exhibits in file is Incomplete	1
		Are all required Addendum and Exhibits included is No	1
		Total Property Grade (C) Exceptions:	21
	D	Origination Appraisal is Partial	25
		Third party AVM Confidence Score is less than 90%	1
		Total Property Grade (D) Exceptions:	26

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B
The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.

C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A
The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

B
The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines.  The employment, income, assets and occupancy are supported and justifiable.  The borrower’s willingness and ability to repay the loan is documented and reasonable.

C
The loan does not substantially meet the published guidelines.  There are not sufficient compensating factors that justify exceeding the published guidelines.  The employment, income, assets or occupancy are not supported and justifiable.  The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B
The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.

C
The loan violates one material law or regulation.  The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A
The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination.  The appraiser was appropriately licensed and used GSE approved forms.

B
The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller.  The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.  The appraisal was performed on an "as-is" basis and the property is complete and habitable.  The appraiser was appropriately licensed and used GSE approved forms.

C
The value is not supported within 10% of the original appraisal.  The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines.  The property is in below “average” condition or the property is not complete or requires significant repairs.  The appraisal was not performed on an “as is” basis.  The appraiser was not appropriately licensed or did not use GSE approved forms.

D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.